Leases	6 Months Ended
Jun. 30, 2025
Presentation of leases for lessee [abstract]
Leases	Leases
Boston lease

On June 27, 2024 the Company entered into a 73-month lease for office space in Boston, Massachusetts primarily to support the expansion of the Company’s growth in the United States. The lease in total is for approximately 12,807 square feet. The Company makes fixed payments and additional variable payments depending on the usage of the asset during the contract period. Upon gaining access to the space in September 2024, the Company recorded a right-of-use asset of $2.0 million and a lease liability of $1.9 million. The difference between the ROU and lease liability of less than $0.1 million is driven by initial direct costs to obtain the lease.